[LOGO OF REA-GRAHAM FUND, INC.]
      REA-GRAHAM BALANCED FUND

      10966 Chalon Road, Los Angeles, California 90077
      (800) 433-1998  (310) 442-2660
-------------------------------------------------------------------------------

                                                                  June 12, 1997

Dear Shareholders:

  I am pleased to present this Annual Report for the Rea-Graham Balanced Fund for the year ended March 31, 1997. From inception, June 30, 1976, the Fund has returned to investors a gain* of 474.7%, a compound growth rate of 8.8% per year. For calendar-year 1996, the Fund gained 6.8%. For 1997 year-to-date (June 12, 1997) the Fund is up 2.5%. These results were achieved with low risk and low volatility.

  We have included two Charts which illustrate Fund performance versus broad-based indexes. Chart I illustrates information on four indexes which we believe represent the components and investment strategy of the Rea-Graham Balanced Fund. Chart II provides a comparison of Fund performance to a weighted composite of the indexes.

  The investment master, Benjamin Graham, a founding partner of our Fund, said it better than I can. In the fourth edition of THE INTELLIGENT INVESTOR, in the chapter entitled "The Investor and Market Fluctuations," Graham said:

    "A substantial rise in the market is at once a legitimate reason for satisfaction and a cause for prudent concern, but it may also bring a strong temptation toward imprudent action. Your shares have advanced, good! You are richer than you were, good! But has the price risen TOO high, and should you think of selling? Or should you kick yourself for not having bought more shares when the level was lower? Or--worst thought of all--should you now give way to the bull-market atmosphere, become infected with the enthusiasm, the overconfidence and the greed of the great public (of which, after all, you are a part), and make larger and dangerous commitments? Presented thus in print, the answer to the last question is a self-evident NO, but even the intelligent investor is likely to need considerable will power to keep from following the crowd."

  Today, the Dow Jones Industrial Average set a record high, closing at 7,711.47. Our Fund holds approximately 26% of assets in common stocks, 30% in medium-term U.S. Government Treasury Notes, and 44% in liquid cash instruments. We continue to maintain a strong margin of safety and diversification among 14 investment categories.

  As evidence of our policy to select value investments, the portfolio has a low price-to-earnings ratio of 14.7, compared to 24.3 for domestic stock mutual funds and a low price-to-book value ratio of 2.2, compared to 4.5 for equity funds. Our stocks have an average dividend yield of 2.2%, compared to 0.7% for domestic stock funds. We continue to select stocks with high reward-to-risk ratios, solid fundamentals, and with demonstrated superior earnings, growth and profitability.

  Our track record indicates that investors can achieve the superior long-term performance of equity ownership with significantly reduced risk and volatility. The recent seven-year bull market has led many people away from "investment," where safety of principal coupled with adequate return are sought, and into "speculation." We are dedicated to intelligent investing, which takes patience, fortitude, and commitment.

  We thank you for your continued confidence in the Rea-Graham Balanced Fund.

                                            Sincerely,

                                            /s/ James B. Rea, Jr.

                                            James B. Rea, Jr.
                                            President
                                            Rea-Graham Balanced Fund

* Performance information is based on total return including reinvestment of dividend distributions and excluding sales charges.

                                    CHART I

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN REA-GRAHAM BALANCED
                          FUND AND BENCHMARK INDEXES

                          [A Line Chart Appears Here]

      Pursuant to Rule 304(a) of Regulation S-T, the following narrative description replaces the chart that appears on this page of the Annual Report:

Chart I depicts the ending values of a $10,000 investment in th Rea-Graham Balanced Fund and the four benchmark indexes as follows:

1.  Morgan Stanley World Index...............  $66,387.12
2.  Value Line Composite.....................  $57,258.72
3.  Rea-Graham Fund..........................  $54,743.90
4.  Two-year U.S. Treasury Notes.............  $51,984.57
5.  Three-month U.S. Treasury Bills..........  $41,760.73

      The beginning date for each such $10,000 investment is June 30, 1976. Past performance is not predicitive of future performance.

         -----------------------------------------------------------------------
         -----------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
         -----------------------------------------------------------------------
                                       1 YEAR     5 YEAR     10 YEAR     INCEPT.
         -----------------------------------------------------------------------
         REA-GRAHAM FUND               +6.41%     +4.19%     +4.33%      +8.79%
         EXCLUDING SALES LOAD
         -----------------------------------------------------------------------
         REA-GRAHAM FUND               +1.33%     +3.18%     +3.82%      +8.54%
         INCLUDING 4.75% SALES LOAD
         -----------------------------------------------------------------------
         -----------------------------------------------------------------------

     Chart I illustrates the value of $10,000 investment in Rea-Graham Balanced Fund, INCLUDING all expenses and the effect of the maximum sales load of 4.75% (resulting in a net investment of $9,525) versus four benchmark indexes: (1) Value Line Composite (an equal-weighted index of 1700 broad-based U.S.
stocks); (2) Morgan Stanley World Index (a sample of stocks from 21 European, Pacific Rim and North American countries); (3) Two-year Treasury Notes; and
(4) Three-month Treasury Bills. These are unmanaged indexes, and EXCLUDE expenses such as brokerage, custody, and overhead which would be charged if actual investments were made. The Morgan Stanley World Index had 6 loss years and the Value Line Composite had 5 loss years, while Rea-Graham Balanced Fund had only 1.

                                   CHART II

                 REA-GRAHAM BALANCED FUND VS. COMPOSITE INDEX

 Illustration of an assumed investment of $10,000* with net investment income and capital gains distributions reinvested.

                        [A Mountain Chart Appears Here]

     Pursuant to Rule 304(a) of Regulation S-T, the following narrative description replaces the cahart that appears on this page of the Annual Report:

     Chart II is a "mountain chart" that depicts the cumulative change in value of a $10,000 investment made as of June 30, 1976, assuming the reinvestment of net investment income and capital gains distributions, for the Rea-Graham Balanced Fund and a weighted composite index of the benchmark indexes used in Chart I. For the period ended March 31, 1997, the ending value for the Fund was $57,467.45 and the ending value for the Composite Index was $52,977.35. In the case of the Fund, this represents a cumulative total return of 474.67% measured from June 30, 1976.

     The following chart is depicted in conjunction with Chart II:

          Period          Composite       Rea-Graham
          Ended             Value            Value

         06/30/76          $10,000          $10,000
         12/31/76          $10,408          $10,846
         12/31/77          $12,053          $11,194
         12/31/78          $12,843          $12,355
         12/31/79          $15,180          $14,362
         12/31/80          $17,552          $15,837
         12/31/81          $18,076          $18,391
         08/19/82**        $17,477          $18,856
         03/31/83          $21,999          $23,035
         03/31/84          $23,311          $23,797
         03/31/85          $25,274          $26,931
         03/31/86          $30,095          $34,378
         03/31/87          $33,575          $37,626
         03/31/88          $32,528          $38,308
         03/31/89          $35,233          $41,211
         03/31/90          $36,147          $43,037
         03/31/91          $37,175          $43,502
         03/31/92          $39,206          $46,834
         03/31/93          $41,807          $49,705
         03/31/94          $43,426          $48,213
         03/31/95          $43,884          $48,291
         03/31/96          $49,601          $54,005
         03/31/97          $52,977          $57,467

     Chart II illustrates Rea-Graham Balanced Fund performance* versus a weighted composite of the benchmark indexes used in Chart I. From inception Rea-Graham Balanced Fund has averaged 25% allocation to Three-month Treasury Bills, 25% to Two-year Treasury Notes, 40% to broad-based U.S. stocks and 10% to established market foreign stocks. Each index was weighted accordingly, to demonstrate the performance of a composite of the investment components historically found in the Fund. As evidenced by Charts I and II, Rea-Graham Balanced Fund has provided the advantages of long-term stock investment, with very low risk and low volatility.

 * Includes Fund expenses, but excludes sales load.

** Pro Forma information through April 29, 1982, the date the Fund succeeded to the business of Rea, Graham-Plan Fund. Initial public offering date was August 19, 1982.

                            REA-GRAHAM BALANCED FUND
                            STATEMENT OF INVESTMENTS
                                 MARCH 31, 1997

                                                           NUMBER
NAME OF ISSUER                                            OF SHARES  VALUE
--------------                                            --------- --------
COMMON STOCKS -- 23.87%
BANKS -- 2.09%
 Bank of New York........................................   3,000   $110,250
 Citicorp................................................   1,000    108,250
                                                                    --------
                                                                     218,500
                                                                    --------
AIRLINES -- 0.84%
 Southwest Airlines Co. .................................   4,000     88,500
                                                                    --------
BEEF -- SLAUGHTER/
 PRODUCTS -- 0.94%
 IBP, Inc. ..............................................   4,000     98,500
                                                                    --------
COMMUNICATIONS -- 1.93%
 Century Telephone.......................................   3,000     88,500
 Sprint Corp. ...........................................   2,500    113,750
                                                                    --------
                                                                     202,250
                                                                    --------
FINANCIAL SERVICES -- 2.75%
 Advanta Corp. CL A......................................   3,000     80,625
 American Express........................................   2,000    119,750
 Lehman Brothers Holdings Inc. ..........................   3,000     87,375
                                                                    --------
                                                                     287,750
                                                                    --------
FLEET MANAGEMENT/
 LEASING -- 1.26%
 Rollins Truck Lease (U.S.A.)............................  10,000    132,500
                                                                    --------
INDUSTRIALS -- 4.27%
 AUTO/PARTS
  Chrysler Corp..........................................   3,000     90,000
  Excel Industries Inc. .................................  13,000    264,875
                                                                    --------
                                                                     354,875
                                                                    --------

                                                             NUMBER
NAME OF ISSUER                                              OF SHARES   VALUE
--------------                                              --------- ----------
 TIRES
  Cooper Tire, Inc. .......................................   5,000       92,500
                                                                      ----------
TOTAL INDUSTRIALS                                                        447,375
                                                                      ----------
JET FUEL/OIL RECOVERY -- 1.19%
 World Fuel................................................   7,000      124,250
                                                                      ----------
RESTAURANTS -- 2.28%
 Cracker Barrel............................................   6,000      156,750
 Wendy's International.....................................   4,000       82,500
                                                                      ----------
                                                                         239,250
                                                                      ----------
STORES (RETAIL/WHOLESALE)-- 0.42%
 Cash American International...............................   4,506       43,934
                                                                      ----------
TECHNOLOGY/ENERGY -- 1.31%
 Wheelabrator Tech.........................................  10,500      137,813
                                                                      ----------
UTILITIES -- 4.59%
 Delmarva Power & Light Co. ...............................   7,500      137,812
 NY State Electric & Gas...................................   5,000      108,125
 Nipsco Industries (U.S.A.)................................   6,000      235,500
                                                                      ----------
                                                                         481,437
                                                                      ----------
TOTAL COMMON STOCKS (Cost $2,483,135)......................           $2,502,059
                                                                      ----------

See Notes to Financial Statements.

                            REA-GRAHAM BALANCED FUND
                      STATEMENT OF INVESTMENTS, CONTINUED
                                 MARCH 31, 1997

                                                           PRINCIPAL
NAME OF ISSUER                                               AMOUNT     VALUE
--------------                                             ---------- ---------
U.S. GOVERNMENT OBLIGATIONS -- 79.50%
LONG-TERM U.S.
 GOVERNMENT
 OBLIGATIONS -- 28.32%
 U.S. Treasury Notes, 5.375%, 11/30/97.................... $1,000,000 $ 996,562
 U.S. Treasury Notes, 5.03%, 01/31/98.....................  1,000,000   991,250
 U.S. Treasury Notes, 5.125%, 12/31/98....................  1,000,000   980,000
                                                                      ---------
                                                                      2,967,812
                                                                      ---------
SHORT-TERM U.S. GOVERNMENT
 OBLIGATIONS -- 51.18%
 U.S. Treasury Bills, 4.88%, 05/01/97.....................    275,000   273,882
 U.S. Treasury Bills, 4.95%, 05/01/97.....................    275,000   273,865
 U.S. Treasury Bills, 5.00%, 05/01/97.....................    825,000   821,562

                                                          PRINCIPAL
NAME OF ISSUER                                             AMOUNT      VALUE
--------------                                            --------- -----------
 U.S. Treasury Bills, 5.00%, 05/22/97.................... 3,125,000   3,102,865
 U.S. Treasury Bills, 5.03%, 06/05/97....................   900,000     891,598
                                                                    -----------
                                                                      5,363,772
                                                                    -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $8,361,879)......             8,331,584
                                                                    -----------
OTHER SHORT-TERM
 INVESTMENTS -- 0.27%
 Chase Institutional Money Market (Cost $28,063).........                28,063
                                                                    -----------
TOTAL INVESTMENTS -- 103.64% (Cost $10,873,077+).........            10,861,706
OTHER ASSETS LESS LIABILITIES -- (3.64%).................              (381,005)
                                                                    -----------
TOTAL NET ASSETS -- 100%.................................           $10,480,701
                                                                    ===========

+ Aggregate cost for federal income tax purposes is identical.

See Notes to Financial Statements.

                            REA-GRAHAM BALANCED FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997

ASSETS:
 Investments at value (cost $10,873,077)....................         $10,861,706
 Cash.......................................................                 425
 Receivables:
 Securities sold............................................               3,930
 Dividends and interest.....................................              39,860
 Other......................................................               5,673
                                                                     -----------
 TOTAL ASSETS...............................................          10,911,594
                                                                     -----------
LIABILITIES:
 Payables:
 Securities purchased.......................................             328,670
 Capital shares redeemed....................................              49,256
 Accrued expenses...........................................              52,967
                                                                     -----------
 TOTAL LIABILITIES..........................................             430,893
                                                                     -----------
NET ASSETS:
 Net assets, equivalent to $14.99 per share on 699,004
  shares outstanding (Note 4)...............................         $10,480,701
                                                                     ===========
 Computation of public offering price:
 Net asset value per share..................................  $14.99
                                                              ======
 Offering price per share (100/95.25 x $14.99)..............  $15.74
                                                              ======

                            REA-GRAHAM BALANCED FUND
                            STATEMENT OF OPERATIONS
                           YEAR ENDED MARCH 31, 1997

INVESTMENT INCOME:
 Income:
 Dividends........................................................  $   354,641
 Interest.........................................................      176,746
                                                                    -----------
  TOTAL INCOME....................................................      531,387
                                                                    -----------
 Expenses:
 Investment advisory fee (Note 3).................................      115,095
 Distribution fee (Note 3)........................................       40,521
 Custodian fees...................................................       20,541
 Transfer agency fees and expenses................................       18,998
 Administrative expenses..........................................       29,831
 Registration and filing fees.....................................       20,775
 Legal............................................................       15,302
 Audit and accounting.............................................       26,999
 Recordkeeping and pricing fees...................................       17,395
 Directors' fees and meeting expenses.............................        9,058
 Printing and postage.............................................       14,379
 Other............................................................        6,176
                                                                    -----------
  TOTAL EXPENSES..................................................      335,070
                                                                    -----------
  NET INVESTMENT INCOME...........................................      196,317
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments.................................      663,263
 Unrealized depreciation of investments for the year..............     (122,154)
                                                                    -----------
  NET GAIN ON INVESTMENTS.........................................      541,109
                                                                    -----------
 NET INCREASE IN NET ASSETS FROM OPERATIONS.......................  $   737,426
                                                                    ===========

See Notes to Financial Statements.

                           REA-GRAHAM BALANCED FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
                      YEARS ENDED MARCH 31, 1997 AND 1996

                                                          1997         1996
                                                       -----------  -----------
Increase (Decrease) in Net Assets from Operations:
 Net investment income...............................  $   196,317  $   271,374
 Net realized gain on investments....................      663,263    1,056,147
 Unrealized appreciation (depreciation) for the year.     (122,154)     212,662
                                                       -----------  -----------
 Net increase in net assets from operations..........      737,426    1,540,183
Dividends paid to shareholders from net investment
 income..............................................     (219,505)    (285,223)
Capital share transactions (Note 4)..................   (2,314,306)  (3,219,767)
                                                       -----------  -----------
 Total decrease......................................   (1,796,385)  (1,964,807)
NET ASSETS:
 Beginning of year...................................   12,277,086   14,241,893
                                                       -----------  -----------
 End of year (including undistributed net investment
  income of $35,145 and $58,333).....................  $10,480,701  $12,277,086
                                                       ===========  ===========

See Notes to Financial Statements.
                           REA-GRAHAM BALANCED FUND
                         NOTES TO FINANCIAL STATEMENTS

1.NATURE OF BUSINESS AND BASIS OF PRESENTATION

  Rea-Graham Balanced Fund (the Fund) is the only series of shares of Rea-Graham Funds, Inc., a diversified open-end management investment company registered under the Investment Company Act of 1940. It was organized in 1982 to succeed to the business of Rea, Graham-Plan Fund, an investment company organized as a limited partnership which commenced operations June 30, 1976 for the purpose of investing the partners' capital in securities under professional investment management. This succession occurred on April 29, 1982 when the partnership's net assets aggregating $3,436,275 were transferred to the Fund in exchange for 300,000 shares of the Fund's capital stock. The Fund seeks as its investment objectives medium-term capital growth, income and safety through balanced investments in common stocks, preferred stocks, U.S. government securities and money market instruments.

  The selected financial information, for the periods prior to April 29, 1982 (Note 6), gives effect to the assumed issuance of shares for partners' capital contributions based upon the 300,000 shares issued on April 29, 1982 as described above.

2.SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

  (a) Valuation of securities. Investments are stated at value based on latest sales prices reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported, or which are traded over the counter, are valued at the mean between bid and asked prices.

  (b) Income taxes. The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore no provision has been made for federal income taxes.

  (c) Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  (d) Other. Securities transactions are recorded on the trade date basis. Interest is accrued as earned and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as information is available to the Fund. Dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

                           REA-GRAHAM BALANCED FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  The Fund retains James Buchanan Rea, Inc. (Adviser) as its investment adviser. Under the terms of the agreement the Adviser receives a monthly fee of 1/12 of 1% of the first $20,000,000 of the Fund's net assets on the last business day of the month, 1/12 of .75% of the next $80,000,000, 1/12 of .5% of the next $100,000,000, and 1/12 of .45% of monthly net assets in excess of $200,000,000.

  Pursuant to a Plan of Distribution the Fund pays monthly to James Buchanan Rea, Inc., as Principal Underwriter, a distribution fee equal on an annual basis to 0.35% of the Fund's average daily net assets. There were no additional expenses borne by the Fund pursuant to the Plan of Distribution.

  During the year ended March 31, 1997, James Buchanan Rea, Inc. earned commissions of $302 as principal underwriter and authorized dealer in Fund shares.

4.CAPITAL STOCK

  At March 31, 1997, there were 20,000,000 shares of capital stock ($1 par value) authorized and capital paid-in amounted to $11,427,539. Transactions in capital stock were as follows:

                                       YEAR ENDED             YEAR ENDED
                                     MARCH 31, 1997         MARCH 31, 1996
                                  ---------------------  ---------------------
                                   SHARES     AMOUNT      SHARES     AMOUNT
                                  --------  -----------  --------  -----------
      Sold.......................   13,094  $   195,810     8,496  $   119,521
      Issued on reinvestment of
       dividends.................   13,765      205,795    18,700      266,474
      Redeemed................... (182,560)  (2,715,911) (258,015)  (3,605,762)
                                  --------  -----------  --------  -----------
      Net decrease............... (155,701) $(2,314,306) (230,819) $(3,219,767)
                                  ========  ===========  ========  ===========

5.INVESTMENT TRANSACTIONS

  During the year ended March 31, 1997, purchases and sales of investment securities, excluding short-term obligations, were as follows:

                                                           COST OF    PROCEEDS
                                                          PURCHASES   OF SALES
                                                          ---------- ----------
      U.S. Government Obligations........................ $    --    $  999,688
      Other securities...................................  1,116,112  1,929,085
                                                          ---------- ----------
                                                          $1,116,112 $2,928,773
                                                          ========== ==========

  The aggregate portfolio turnover of the Fund for the year ended March 31, 1997 was 19%. Portfolio turnover on stocks was 45%. Portfolio turnover on U.S. Government Obligations was 0%.

  Realized gains and losses are reported on an identified cost basis. Accumulated undistributed net realized losses at March 31, 1997 were $970,612. Such amount represents tax basis capital losses which may be carried forward to offset future capital gains. Such losses expire in varying amounts from March 31, 1999 to March 31, 2003.

  At March 31, 1997, the aggregate gross unrealized appreciation and (depreciation) of portfolio securities, based on cost for federal income tax purposes, was as follows:

      Unrealized appreciation........................................ $192,334
      Unrealized depreciation........................................ (203,705)
                                                                      --------
                                                                      $(11,371)
                                                                      ========

                            REA-GRAHAM BALANCED FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. SELECTED FINANCIAL INFORMATION

                                                           YEAR ENDED MARCH 31,
                          --------------------------------------------------------------------------------------------------
                           1997     1996     1995     1994      1993     1992     1991     1990     1989     1988     1987
                          -------  -------  -------  -------   -------  -------  -------  -------  -------  -------  -------
PER SHARE OPERATING
PERFORMANCE (FOR A SHARE
OUTSTANDING THROUGHOUT
THE PERIOD)
Net asset value, begin-
ning of period..........  $ 14.36  $ 13.12  $ 13.20  $ 13.68   $ 13.14  $ 12.84  $ 13.56  $ 13.90  $ 13.83  $ 15.56  $ 16.45
                          -------  -------  -------  -------   -------  -------  -------  -------  -------  -------  -------
Income from investment
operations:
 Net investment income..     0.27     0.31     0.15     0.07      0.21     0.59     0.75     0.90     0.78     0.66     0.43
 Net realized and
 unrealized gain (loss)
 on
 investments............     0.65     1.24    (0.13)   (0.47)     0.59     0.37    (0.65)   (0.27)    0.25    (0.46)    0.98
                          -------  -------  -------  -------   -------  -------  -------  -------  -------  -------  -------
Total from investment
operations..............     0.92     1.55     0.02    (0.40)     0.80     0.96     0.10     0.63     1.03     0.20     1.41
                          -------  -------  -------  -------   -------  -------  -------  -------  -------  -------  -------
Less distributions:
 Dividends from net in-
 vestment income........    (0.29)   (0.31)   (0.10)   (0.09)    (0.26)   (0.66)   (0.82)   (0.96)   (0.68)   (1.03)   (0.47)
 Dividends from net re-
 alized gains...........     0.00     0.00     0.00     0.00      0.00     0.00     0.00    (0.01)   (0.28)   (0.90)   (1.83)
                          -------  -------  -------  -------   -------  -------  -------  -------  -------  -------  -------
Total distributions.....    (0.29)   (0.31)   (0.10)   (0.09)    (0.26)   (0.66)   (0.82)   (0.97)   (0.96)   (1.93)   (2.30)
                          -------  -------  -------  -------   -------  -------  -------  -------  -------  -------  -------
Net asset value, end of
period..................  $ 14.99  $ 14.36  $ 13.12  $ 13.19   $ 13.68  $ 13.14  $ 12.84  $ 13.56  $ 13.90  $ 13.83  $ 15.56
                          =======  =======  =======  =======   =======  =======  =======  =======  =======  =======  =======
RATIOS/SUPPLEMENTAL DA-
TA:
Net assets, end of pe-
riod (000's)............  $10,481  $12,277  $14,242  $17,877   $24,771  $28,281  $34,758  $43,386  $50,554  $49,287  $48,141
Ratios to average net
assets:
 Expenses...............     2.89%    2.65%    2.52%    2.37%     2.16%    2.06%    2.04%    1.60%    1.43%    1.41%    1.48%
 Net investment income..     1.70%    2.02%    1.08%    0.49%     1.45%    4.05%    5.27%    5.82%    5.46%    4.82%    3.54%
Aggregate portfolio
turnover rate...........       19%     223%      93%     106%       87%     109%     100%     125%      88%     226%     111%
Portfolio turnover rate
on stocks**.............       45%      88%      36%
Net asset value adjusted
for reinvestment of
dividends and distribu-
tions:
 Beginning of period....  $ 32.58  $ 29.14  $ 29.09  $ 29.97   $ 28.24  $ 26.23  $ 25.95  $ 24.85  $ 23.10  $ 22.69  $ 20.73
                          =======  =======  =======  =======   =======  =======  =======  =======  =======  =======  =======
 End of period..........  $ 34.67  $ 32.58  $ 29.14  $ 29.09   $ 29.97  $ 28.24  $ 26.23  $ 25.95  $ 24.85  $ 23.10  $ 22.69
                          =======  =======  =======  =======   =======  =======  =======  =======  =======  =======  =======
TOTAL RETURN (excluding
sales charge) ..........     6.41%   11.81%    0.17%   (2.94)%    6.13%    7.66%    1.08%    4.43%    7.58%    1.81%    9.45%
Average commission rate
paid....................  $0.0537

-----
** Provided for additional information. Portfolio turnover rate on stocks for periods prior to 1995 not available.

                           REA-GRAHAM BALANCED FUND
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. SELECTED FINANCIAL INFORMATION

                                                                         PRO FORMA INFORMATION + (UNAUDITED)
                                                           --------------------------------------------------------------------
                                                                                                                 JUNE 30, 1976
                                                APRIL 30,                                                        (COMMENCEMENT
                       YEAR ENDED MARCH 31,      1982 TO    JANUARY 1,       YEAR ENDED DECEMBER 31,            OF OPERATIONS)
                      ------------------------  MARCH 31,  TO APRIL 29, --------------------------------------  TO DECEMBER 31,
                       1986     1985     1984     1983         1982      1981    1980    1979    1978    1977        1976
                      -------  -------  ------  ---------  ------------ ------  ------  ------  ------  ------  ---------------
PER SHARE OPERATING
PERFORMANCE (FOR A
SHARE OUTSTANDING
THROUGHOUT THE
PERIOD)
Net asset value, be-
ginning of period...  $ 13.65  $ 13.09  $13.89   $11.45       $11.09    $ 9.55  $ 8.66  $ 7.45  $ 6.75  $ 6.54      $ 6.03
                      -------  -------  ------   ------       ------    ------  ------  ------  ------  ------      ------
Income from invest-
ment operations:
 Net investment in-
 come...............     0.50     0.46    0.72     0.43         0.05      0.59    0.56    0.30    0.12    0.18        0.00
 Net realized and
 unrealized gain
 (loss) on
 investments........     3.06     1.12   (0.27)    2.01         0.31      0.95    0.33    0.91    0.58    0.03        0.51
                      -------  -------  ------   ------       ------    ------  ------  ------  ------  ------      ------
Total from invest-
ment operations.....     3.56     1.58    0.45     2.44         0.36      1.54    0.89    1.21    0.70    0.21        0.51
                      -------  -------  ------   ------       ------    ------  ------  ------  ------  ------      ------
Less distributions:
 Dividends from net
 investment income..    (0.53)   (0.74)  (0.33)    0.00         0.00      0.00    0.00    0.00    0.00    0.00        0.00
 Dividends from net
 realized gains.....    (0.23)   (0.28)  (0.92)    0.00         0.00      0.00    0.00    0.00    0.00    0.00        0.00
                      -------  -------  ------   ------       ------    ------  ------  ------  ------  ------      ------
Total distributions.    (0.76)   (1.02)  (1.25)    0.00         0.00      0.00    0.00    0.00    0.00    0.00        0.00
                      -------  -------  ------   ------       ------    ------  ------  ------  ------  ------      ------
Net asset value, end
of period...........  $ 16.45  $ 13.65  $13.09   $13.89       $11.45    $11.09  $ 9.55  $ 8.66  $ 7.45  $ 6.75      $ 6.54
                      =======  =======  ======   ======       ======    ======  ======  ======  ======  ======      ======
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
period (000's)......  $31,531  $13,627  $9,842   $6,863       $3,436    $3,200  $2,631  $3,063  $2,169  $1,458      $1,093
Ratios to average
net assets:
 Expenses...........     1.50%    2.28%   2.45%    1.50%*       3.62%*    2.70%   3.10%   3.07%   2.90%   2.77%       4.92%*
 Net investment in-
 come...............     4.78%    4.68%   6.46%    5.49%*       2.90%*    6.48%   3.85%   4.63%   2.72%   2.98%         --
Portfolio turnover
rate................      208%     196%    261%     187%           9%      135%    151%    101%    135%    148%         22%
Net asset value
adjusted for
reinvestment of
dividends and
distributions:
 Beginning of peri-
 od.................  $ 16.24  $ 14.35  $13.89   $11.45       $11.09    $ 9.55  $ 8.66  $ 7.45  $ 6.75  $ 6.54      $ 6.03
                      =======  =======  ======   ======       ======    ======  ======  ======  ======  ======      ======
 End of period......  $ 20.73  $ 16.24  $14.35   $13.89       $11.45    $11.09  $ 9.55  $ 8.66  $ 7.45  $ 6.75      $ 6.54
                      =======  =======  ======   ======       ======    ======  ======  ======  ======  ======      ======
TOTAL RETURN (ex-
cluding sales
charge).............    27.65%   13.17%   3.31%   21.31%        3.25%    16.13%  10.28%  16.24%  10.37%   3.21%       8.46%

----
* Annualized
+ Prepared as if the predecessor partnership (Note 1) had been organized as a corporation on June 30, 1976, the date of commencement of its operations, and had initially issued capital stock at a net asset value of $6.03 per share.

                         INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Shareholders of
Rea-Graham Balanced Fund

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Rea-Graham Balanced Fund as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the fourteen years in the period then ended and the period from April 30, 1982 to March 31, 1983. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of Rea-Graham Balanced Fund as of March 31, 1997, the results of its operations, the changes in its net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

                                          McGladrey & Pullen, LLP

New York, New York
April 25, 1997

 PLEASE CONTACT US


                                                 [LOGO of REA-GRAHAM FUND, INC.]

       REA-GRAHAM FUNDS, INC.                                ------------------
         10966 Chalon Road
   Los Angeles, California 90077
           (800) 433-1998



           Transfer Agent                                                  REA-
             PFPC, Inc.                                                  GRAHAM
        400 Bellevue Parkway                                      BALANCED FUND
        Wilmington, DE 19809
           (800) 348-5032


       Principal Underwriter
      JAMES BUCHANAN REA, INC.                                     ANNUAL REPORT
         10966 Chalon Road
   Los Angeles, California 90077                                  March 31, 1997
           (310) 442-2660



--------------------------------
This report must be preceded or
accompanied by the Prospectus of
Rea-Graham Balanced Fund.